PINE GROVE ALTERNATIVE INSTITUTIONAL FUND (the “Fund”)

Supplement dated December 16, 2014 to the Statement of Additional Information dated July 31, 2014

Effective November 17, 2014 the Board of Trustees (the “Board”) approved the election of Nadine Le Gall as Chief Compliance Officer (“CCO”) to the Trust in place of J. Michael Herring, who resigned as CCO.

The table in the sub-section entitled “Executive Officers” in the section entitled “MANAGEMENT OF THE FUND” on Page 19 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Name, Age and Address of Executive Officer (1)	Position(s) Held with Registrant	Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Michael J. McKeen Born: 1971	Treasurer and Chief Financial Officer	Since 2013	Senior Manager, Atlantic, since 2008; Vice President, Citigroup Fund Services, LLC (“Citigroup”) 2003-2008.

Vicki S. Horwitz Born: 1985	Vice President	Since 2014	Associate Counsel, Atlantic since 2014; Senior Associate, State Street Corp., 2011-2014.

Teidah Reguera Born: 1989	Secretary	Since 2014	Atlantic, since 2012; Accounts Receivable Technician, Acadia Insurance, 2011-2012; Student, University of Southern Maine, 2009-2011; Teller, Sanford Institution for Savings, 2007-2011.

Nadine Le Gall Born: 1970	Chief Compliance Officer	Since 2014	Head of Compliance Americas of Man, 2010 – present; Chief Compliance Officer of GLG U.S., 2008-present.

(1)	The address of each Officer is c/o Atlantic Fund Services, Three Canal Plaza, Portland, ME 04101.

(2)	Each Officer serves an indefinite term, until his or her successor is elected.

For more information, please contact a Fund customer service representative toll free at 855-699-3103.

PLEASE RETAIN FOR FUTURE REFERENCE.